UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2014 (February 3, 2014)

DEVON ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-32318	73-1567067
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 WEST SHERIDAN AVE., OKLAHOMA CITY, OK	73102-5015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 235-3611

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 3, 2014, Devon Energy Corporation (the “Company”) entered into the First Amendment (the “Amendment”) to the Credit Agreement dated as of October 24, 2012 (the “Revolving Credit Agreement”), among the Company, as U.S. Borrower, Devon NEC Corporation and Devon Canada Corporation, as Canadian Borrowers, each lender from time to time party thereto, each L/C Issuer from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Canadian Swing Line Lender and U.S. Swing Line Lender.

The Revolving Credit Agreement contains restrictions on the ability of certain subsidiaries of the Company to incur indebtedness and on the ability of the Company and such subsidiaries to permit liens to exist on their properties or assets (the “Debt and Lien Covenants”). The primary purpose of the Amendment is to provide exceptions to the Debt and Lien Covenants for certain indebtedness (and related liens) as to which EnLink Midstream, LLC (formerly known as New Public Rangers, L.L.C., and the holding company formed in connection with the previously announced plan to combine substantially all of the Company’s U.S. midstream assets with the assets of Crosstex Energy, Inc. and Crosstex Energy, L.P.) or any of its subsidiaries may be liable or subject, so long as such entities are not wholly owned subsidiaries of the Company. Similar exceptions are contained in the Company’s Credit Agreement, dated as of December 16, 2013, among the Company, as Borrower, Morgan Stanley Senior Funding, Inc., as Administrative Agent, and the other lenders party thereto (the “Term Loan Agreement”). In obtaining such exceptions under the Revolving Credit Agreement, the Company agreed in the Amendment that the Revolving Credit Agreement would contain a cross default to a payment default under the Term Loan Agreement and that if any U.S. subsidiary of the Company that is not a guarantor under the Revolving Credit Agreement becomes a guarantor under the Term Loan Agreement, it would cause such U.S. subsidiary to become a guarantor under the Revolving Credit Agreement.

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

10.1	First Amendment to Credit Agreement dated as of February 3, 2014 to Credit Agreement dated as of October 24, 2012, among Devon Energy Corporation, as U.S. Borrower, Devon NEC Corporation and Devon Canada Corporation, as Canadian Borrowers, each lender from time to time party thereto, each L/C Issuer from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Canadian Swing Line Lender and U.S. Swing Line Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2014

Devon Energy Corporation

By:	/s/ Carla D. Brockman
Carla D. Brockman
Vice President, Corporate Governance and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Credit Agreement dated as of February 3, 2014 to Credit Agreement dated as of October 24, 2012, among Devon Energy Corporation, as U.S. Borrower, Devon NEC Corporation and Devon Canada Corporation, as Canadian Borrowers, each lender from time to time party thereto, each L/C Issuer from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Canadian Swing Line Lender and U.S. Swing Line Lender.